SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

          Filed by the Registrant                    [X]
          Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12


                             ELEGANT ILLUSIONS, INC.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)      Title of each class of securities to which transaction applies:
        2)      Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        4)      Proposed maximum aggregate value of transaction:
        5)      Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)      Amount Previously Paid:
        (2)      Form, Schedule or Registration Statement No.:
        (3)      Filing Party:
        (4)      Date Filed:

                             ELEGANT ILLUSIONS, INC.
                               542 Lighthouse Ave.
                                     Suite 5
                             Pacific Grove, CA 93950
                            Telephone (408) 649-1814

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 22, 1998

     An Annual Meeting of Stockholders of Elegant Illusions, Inc., a Delaware corporation (the "Company"), will be held at the Company's offices, 542
Lighthouse Ave., Suite 5, Pacific Grove, CA 93950, on June 22, 1998 at 9:30 a.m., California time, for the following purposes:

          (1) To elect five directors to hold office until the next Annual Meeting of Stockholders or until their successors have been duly qualified and elected;

          (2) To consider and act upon a proposal to approve the appointment of Jeffrey S. Gilbert, CPA as the independent auditor of the Company to audit the accounts of the Company for the fiscal year ending December 31, 1998; and

          (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only holders of the Company's common stock, par value $0.001 per share (the "Common Stock") of record on May 6, 1998 are entitled to notice of, and to vote at, the meeting or any adjournment thereof. At May 6, 1998, the record date for determination of stockholders entitled to vote at the meeting or any adjournments thereof, 17,155,038 shares of Common Stock were issued and outstanding.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL OUT, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM. THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE INVOLVED IN FURTHER COMMUNICATION.

                                             By Order of the Board of Directors,

                                             Tamara Gear
                                             Secretary

Pacific Grove, California
June 10, 1998

                             ELEGANT ILLUSIONS, INC.
                               542 Lighthouse Ave.
                                     Suite 5
                             Pacific Grove, CA 93950
                            Telephone (408) 649-1814


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held June 22, 1998

     This Proxy Statement is furnished to holders of the Company's common stock, par value $0.001 per share (the "Common Stock"), in connection with the solicitation of proxies by the Board of Directors of Elegant Illusions, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held at the Company's offices, 542 Lighthouse Ave., Suite 5, Pacific Grove, CA 93950, on June 22, 1998 at 9:30 a.m., California time, and at any and all postponements or adjournments thereof (the "Annual Meeting") for the purposes of:

          (1) Electing five directors to hold office until the next Annual Meeting of Stockholders or until their successors have been duly qualified and elected;

          (2) Considering and acting upon a proposal to approve the appointment of Jeffrey S. Gilbert, CPA as the independent auditor of the Company to audit the accounts of the Company for the fiscal year ending December 31, 1998; and

          (3) Transacting such other business as may properly come before the meeting or any adjournments thereof.

The approximate date on which this Proxy Statement and accompanying proxy are first being sent or given to stockholders is June 10, 1998.

     Shares of Common Stock represented by each proxy, if properly executed and returned to the Company prior to the Annual Meeting, will be voted as directed, but if not otherwise specified, will be voted for the election of the five nominees for director and to approve the appointment of Jeffrey S. Gilbert, CPA as independent auditor, all as recommended by the Board of Directors.

     If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting (except for proxies which have theretofore effectively been revoked or withdrawn), notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.

     The Board of Directors knows of no other business to be presented at the Annual Meeting. If any other business is properly presented, the person named in the enclosed proxy has authority to vote on such matters in accordance with such person's discretion. A stockholder executing the proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company.

     The solicitation of proxies in the enclosed form is made on behalf of the Company's Board of Directors. The entire cost of soliciting these proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying materials to stockholders, will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone or otherwise by officers, directors and employees of the Company, who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries. Such parties will be reimbursed for their reasonable expenses incurred in forwarding the proxy materials.

                           VOTE REQUIRED FOR APPROVAL;
                      SHARES ENTITLED TO VOTE; RECORD DATE

     The affirmative vote of the holders of a plurality of the outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting at which a quorum is present is required to elect each of the five directors nominated for reelection to the Company's Board of Directors. All other matters properly brought before the Annual Meeting will be decided by a majority of the votes cast on the matter, unless otherwise required by law. As of May 6, 1998, the Company's directors and executive officers, and their affiliates, had a beneficial interest in an aggregate of 13,048,360 shares of Common Stock, representing approximately 76.1% of the Common Stock outstanding on May 6, 1998 (the "Record Date") and entitled to vote on all proposals to be presented at the Annual Meeting. The presence at the Annual Meeting, whether in person or by proxy, of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote thereat constitutes a quorum for the transaction of business.

     On the Record Date, there were outstanding 17,155,038 shares of Common Stock. Only holders of record of Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock is entitled to one vote for each director to be elected and upon all other matters to be brought to a vote by the Stockholders at the forthcoming Annual Meeting.

     In the election of directors, votes may be cast in favor of or withheld with respect to each nominee. Votes that are withheld and broker non-votes with respect to the election of directors will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals, except for the election of directors. Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum. Abstentions on the proposal to approve the appointment of Jeffrey S. Gilbert, CPA will have a negative vote because approval of the proposal requires the affirmative vote of the majority of the shares of Voting Stock present or represented at the Annual Meeting.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of Common Stock as of May 6, 1998 by: (i) each of the Company's directors and executive officers; (ii) each person who is known by the Company to be the beneficial owner of five percent or more of the outstanding shares of Common Stock; and (iii) all of the Company's directors and executive officers as a group:

Name and Address                       Amount of Record
of Beneficial                           and Beneficial                Percent of
    Owner                                 Ownership                      Class
----------------                       ----------------               ----------

James C. Cardinal                         6,380,000                      37.2%
542 Lighthouse Ave., Suite 5
Pacific Grove, CA  93950

Gavin M. Gear                             3,343,430(1)                   19.5%
542 Lighthouse Ave., Suite 5
Pacific Grove, CA  93950

Tamara Gear                               3,324,930(1)                   19.4%
542 Lighthouse Ave., Suite 5
Pacific Grove, CA  93950

Janet Heinze                                      0                         0%
542 Lighthouse Ave., Suite 5
Pacific Grove, CA  93950

Keith Brandon                                     0                         0%
542 Lighthouse Ave., Suite 5
Pacific Grove, CA  93950

All Officers and
Directors as a Group
  (5 Persons)                            13,048,360                      76.1%

-----------------

(1) Gavin and Tamara Gear are husband and wife. The shares listed for Gavin Gear do not include the shares owned by Tamara Gear and the shares listed for Tamara Gear do not include the shares owned by Gavin Gear.

                              ELECTION OF DIRECTORS

     General

     Unless otherwise instructed, the proxy holders intend to vote the proxies received by them FOR the five nominees below.

                                James C. Cardinal
                                   Gavin Gear
                                   Tamara Gear
                                  Janet Heinze
                                  Keith Brandon

     All nominees listed above are currently members of the Board of Directors and were previously elected directors by the stockholders, except for Janet Heinze and Keith Brandon. Effective February 23, 1998, the Board of Directors, pursuant to Article III of the Company's By-Laws, increased the size of the the Board of Directors from three to five and filled the two newly created vacancies in the Board of Directors by appointing Ms. Heinze and Mr. Brandon to the Board of Directors.

Each nominee has consented to being named in this Proxy Statement and to serve it elected. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors. However, management of the Company has no reason to believe that any nominee will be unavailable or that any vacancy of the Board of Directors will occur. The five nominees will serve until the next Annual Meeting of Stockholders and until their successors are elected.

Directors and Nominees for election to the Board of Directors

     Set forth below is a description of the backgrounds of each of the directors and nominees of the Company.

     JAMES CARDINAL, age 51, has been a director of Elegant Illusions, Inc., a California corporation (the "Subsidiary") since 1992 and a business consultant for the Subsidiary since 1989. He was a director of Bay Area Grand Illusions, Inc. ("Bay"), an affiliate company, from June 1992 until it s merger in to the Subsidiary. Prior thereto, he was self-employed as a business consultant and capital organizer to start-up companies. He has extensive experience in the wholesale and retail jewelry business in addition to hands on experience in organizing and managing new companies.

     GAVIN GEAR, age 46, was a founder and has been the President, Chief Financial Officer and a director of the Subsidiary since 1989. Mr. Gear was President, Chief Financial Officer and a director of Copy Jewels, Inc. ("CJI") from 1989 until its merger into the Subsidiary and President and a director of Bay from 1988 until its merger in to the Subsidiary. Since 1979, he also has been the President, Chief Financial Officer and a Director of Cannery Row Enterprises, Inc. ("CRE"). CRE was acquired by the Company in July 1994.

     TAMARA GEAR, age 39, was a founder and has been the Secretary-Treasurer and a director of the Subsidiary since 1989. She was the Secretary-Treasurer and a director of CJI (from 1989) and of Bay (from 1988) until their merger in to the Subsidiary. Since 1985, she also has been an officer and director of CRE. From 1984 to 1985, Ms. Gear was a gemologist for Sun Studies in Carmel. From 1980 to 1984, she was the retail manager for Cannery Row Enterprises.

     JANET HEINZE, age 51, has taught elementary school at the Park School in Hayward, California since September of 1997. Ms. Heinze taught at the American School in Guadalajara, Mexico from September 1991 to August 1996. Ms. Heinze graduated from the University of California, Berkeley (UCB) in 1969 with a degree in Sociology, received her teaching credentials at UCB in 1970 and her Masters degree from Framingham State University, Framingham, Massachusetts in 1996.

     KEITH BRANDON age 65, has been a director of the Company since February 1998. Since 1976, Mr. Brandon has owned and operated KRB Bookkeeping, a tax consulting firm.

     The Board of Directors recommends a vote FOR the election of the nominees for director named above.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Board of Director Meetings

     During the fiscal year ended December 31, 1997, the Board of Directors acted two times by written consent. All directors attended at least 75% or more of the aggregate of the meetings of the Board of Directors of the Company and of the committees of the Board of Directors on which they served. The Board of Directors does not have any standing Nominating or Compensation Committees.

Audit Committee

     Effective February 23, 1998, the Board of Directors has established a standing Audit Committee. The Audit Committee recommends the independent public accountants that the Company considers to perform the annual audit, reviews financial statements, and reviews the observations of independent public accountants concerning their annual audit. The Audit Committee consists of Gavin Gear, Janet Heinze and Keith Brandon. During the fiscal year ended December 31, 1997, there were no meetings of the Audit Committee.

                               EXECUTIVE OFFICERS

     the following table sets forth the executive officers of the Company.

     Name                       Age                     Position(s) Held
     ----                       ---                     ----------------
     James Cardinal             51                      Chief Executive Officer

     Gavin Gear                 46                      President

     Tamara Gear                39                      Secretary-Treasurer

     For a brief description of the business backgrounds of each of the executive officers see "Nominees for Directors."

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary of the compensation of the Chief Executive Officer of the Company for the fiscal years ended December 31, 1997, 1996 and 1995. No Executive Officer received total annual salary and bonus in excess of $100,000. Total compensation paid to all three executive officers as a group during 1997 was $205,610.


                           SUMMARY COMPENSATION TABLE

                                                                   Long-Term Compensation
                                                          -----------------------------------------
                             Annual Compensation             Awards              Payouts
                      -------------------------------     ---------------   ---------------
                                             Other        Restrict-                       All Other
                                             Annual       ed Stock     LTIP               Compensa
Name and Principal                    Bonus  Compen-      Award        Options  Payouts   -tion
 Position             Year   Salary    ($)   sation($)      ($)        SARs       ($)       ($)
--------------------  ----   ------   -----  ---------    --------     -------  -------   ---------

James Cardinal      1997     73,750    0         0           0           0         0         0
 CEO                1996     59,394    0         0           0           0         0         0
                    1995     54,108    0         0           0           0         0         0


Compensation of Directors

     In respect of the year ended December 31, 1997, the Directors received no compensation for their services as Directors of the Company. Effective February 1998, however, one of the non-employee Directors is paid an annual retainer fee of $2,000. The Company also reimburses its Directors for travel, lodging and related expenses they may incur attending Board of Directors and committee meetings.

Section 16(a) Beneficial Ownership Reporting Compliance

     To the Company's knowledge, based solely on a review of such materials as are required by the Securities and Exchange Commission, no officer, director or beneficial holder of more than ten percent of the Company's issued and outstanding shares of Common Stock failed to timely file with the Securities and Exchange Commission any form or report required to be so filed pursuant to
Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 1997.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors, upon the recommendation of its Audit Committee, has appointed Jeffrey S. Gilbert, CPA as the independent auditor of the Company for the fiscal year ending December 31, 1998. Stockholders are being asked to ratify this appointment. The Company has been informed that Jeffrey S. Gilbert, CPA does not have any direct financial interest or any material indirect financial interest in the Company nor has he had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     The financial statements for at least the three fiscal years ended prior to December 31, 1997 were audited by Hollander, Gilbert & Co. Jeffrey S. Gilbert was the partner in charge of these audits at Hollander, Gilbert & Co.

     Jeffrey S. Gilbert CPA is not expected to be present at the meeting.


     The Board of Directors recommends a vote FOR the proposal to ratify the appointment of Jeffrey S. Gilbert, CPA as independent accountant for the Company for the fiscal year ending December 31, 1998.

CERTAIN  RELATIONSHIPS AND RELATED TRANSACTIONS

     During the fiscal years ended December 31, 1997 and 1996, there were no transactions to which the Company was a party, in which any executive officer, director, nominee for director, principal stockholder or immediate family member of any of the foregoing persons had a direct or indirect material interest.

                                     GENERAL

     The Annual Report to Stockholders (which includes the Company's Annual Report on Form 10-KSB) for the fiscal year ended December 31, 1997 is enclosed herewith. The Annual Report does not form any part of the material for the solicitation of proxies.

     Pursuant to the rules of the Securities and Exchange Commission, a proposal to be presented by a Stockholder at the Company's 1998 Annual Meeting must be received by the Company at its principal executive offices no later than February 5, 1999 to be included in the Company's proxy statement for that meeting.


                                 OTHER BUSINESS

     Management knows of no other matter that will come before the meeting. However, if other matters do come before the meeting, the proxy holders will vote in accordance with their best judgment.




                                     By Order of the Board of Directors,

                                     Tamara Gear
                                     Secretary

June 10, 1998

PROXY                                                                      PROXY

                            ELEGANT ILLUSIONS, INC.
                          542 Lighthouse Ave., Suite 5
                             Pacific Grove, CA 93950
          This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints James Cardinal as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Elegant Illusions, Inc. held of record by the undersigned on May 6, 1998 at the annual meeting of stockholders to be held at the Company's offices, 542 Lighthouse Ave., Suite 5, Pacific Grove, CA 93950, on June 22, 1998 at 9:30 a.m., California time, or at any and all postponements or adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

The Board of Directors recommends that the stockholders vote FOR each of the proposals. Please review carefully the Proxy Statement delivered with this Proxy.

1. Proposal to elect James C. Cardinal, Gavin Gear, Tamara Gear, Janet Heinze and Keith Brandon as directors until the next Annual Meeting or until their successors have been duly qualified and elected.

|_|  FOR all nominees listed above        |_|  WITHHOLD AUTHORITY
(except as marked to the contrary below)   to vote for all nominees listed above

 -------------------------------------------------------------------------------
     (Instruction: to withhold authority to vote for any individual nominee write that nominee's name in the space provided above)



2. Proposal to approve the appointment of Jeffrey S. Gilbert, CPA as the independent auditor of the Company to audit the accounts of the Company for the fiscal year ending December 31, 1998.

     |_|  FOR         |_|  AGAINST         |_|  ABSTAIN

            The Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting.


                                   Dated: June ______, 1998


                                   _____________________________________________
                                                      Signature


                                   _____________________________________________
                                             Signature, if held jointly


Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.